UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2012

CVR ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2277 Plaza Drive, Suite 500

Sugar Land, Texas 77479

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 2, 2012, CVR Energy, Inc., or the “Company,” notified the bank and brokerage communities that the record date for its 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) will be March 30, 2012, and instructed those communities to make the inquiry of record holders of shares of Company common stock, par value $0.01 per share, as required by Rule 14a-13(a) of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended.

The Company will use a white proxy card, as is its typical practice, to solicit proxies for the 2012 Annual Meeting. The Company expects to determine and announce the place, date and time of the 2012 Annual Meeting in the near future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2012

CVR ENERGY, INC.

By:	/s/ Edmund S. Gross
Edmund S. Gross
Senior Vice President, General Counsel and Secretary